Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTEGRA FUNDS, INC.

Supplement to Prospectus and Statement of Additional Information
Dated October 31, 2011

Frontegra Mastholm International Equity Fund (FMHIX)

On February 6, 2012, the Board of Directors (the “Board”) of Frontegra Funds, Inc. (the “Company”) approved the liquidation of the Frontegra Mastholm International Equity Fund (the “Fund”) based upon the recommendation of Frontegra Asset Management, Inc., the investment adviser to the Fund (“Frontegra”).  After considering a variety of factors, the Board concluded that it would be in the best interest of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Company, effective as of the close of business on April 13, 2012 (the “Effective Time”).

The Board approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated.  Pursuant to the Plan, the Fund will be closed to new purchases and incoming exchanges as of February 17, 2012 (the “Closing Date”) (except purchases made through the automatic reinvestment of Fund distributions, if any, made after the Closing Date).  After the Fund is closed to new investments, shareholders will be permitted to exchange their shares of the Fund for shares of the other available Frontegra Funds, or to redeem their shares of the Fund, as provided in the Fund’s Prospectus.

Pursuant to the Plan, any shareholder who has not exchanged or redeemed their shares of the Fund prior to the Effective Time will have their shares redeemed in cash and will receive a check representing the shareholder’s proportionate interest in the net assets of the Fund as of the Effective Time, subject to any required withholdings.  Shareholders (other than tax-qualified plans or tax-exempt accounts) will recognize gain or loss for tax purposes on the redemption of their Fund shares in the liquidation.  Shareholders should consult their tax adviser for further information about federal, state and local tax consequences relative to their specific situation.

In addition, effective January 20, 2012, Douglas R. Allen is no longer a portfolio manager of the Fund.  Accordingly, all references to Mr. Allen in the Prospectus and Statement of Additional Information for the Fund are hereby deleted.

This supplement should be retained with your Prospectus and Statement of Additional Information for future reference.

The date of this Supplement to the Prospectus and Statement of Additional Information is February 7, 2012.